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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 5, 1998


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                                  ENCAD, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


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                                    0-23034
                           (COMMISSION FILE NUMBER)

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                                  95-3672088
                         (EMPLOYER IDENTIFICATION NO.)

6059 CORNERSTONE COURT WEST                                        92121
   SAN DIEGO, CA  92121
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                          (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 452-0882



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ITEM 5.   OTHER EVENTS

On January 5, 1998 (the "Effective Date of the Merger"), ENCAD, Inc., a California corporation ("ENCAD California") merged into ENCAD, Inc., a Delaware corporation (the "Company") for the purpose of changing ENCAD California's state of incorporation from California to Delaware.

Pursuant to the Agreement and Plan of Merger between the Company and ENCAD California, as of the Effective Date of the Merger (i) each share of ENCAD California's Common Stock, no par value (the "ENCAD California Common Stock"), issued and outstanding immediately prior to the Effective Date of the Merger, was automatically converted into one share of the Company's common stock, $0.001 par value (the "Common Stock") and (ii) each outstanding and unexercised option or other right to purchase ENCAD California Common Stock became an option or right to purchase the Company's Common Stock on the basis of one share of the Company's Common Stock for each share of ENCAD California Common Stock issuable pursuant to any such option or stock purchase right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such ENCAD California option or stock purchase right as of the Effective Date of the Merger.

Pursuant to the Agreement and Plan of Merger between the Company and ENCAD California, the Company assumed and continued all employee benefits plans and succeeded to all of the assets and liabilities of ENCAD California.

The forgoing description is a summary only and is qualified by reference in its entirety to the documents filed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      a.   Financial Statements:  not applicable

      b.   Pro Forma Financial Information:  not applicable.

      c.   Exhibits:

           2.1 Agreement and Plan of Merger between the Company and ENCAD California, dated January 5, 1998.

           3.1 Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on January 5, 1998.

           3.2  Bylaws of the Company.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ENCAD, INC.


Date: January 16, 1998                           By: /s/ David A. Purcell
     -------------------------------                 -------------------------
                                                     David A. Purcell
                                                     Chief Executive Officer

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                                  EXHIBIT INDEX


The following Exhibits are filed herewith:


EXHIBIT
NUMBER      DESCRIPTION
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  2.1       Agreement and Plan of Merger, dated January 5, 1998, by and between the Company and ENCAD California.

  3.1 Certificate of Incorporation of the Company as filed with the Secretary of State of the State of Delaware on January 5, 1998.

  3.2       Bylaws of the Company.